                                     SCHEDULE 14A
                                    (RULE 14a-101)

                       INFORMATION REQUIRED IN PROXY STATEMENT
                               SCHEDULE 14A INFORMATION
             PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                                 EXCHANGE ACT OF 1934


     Filed by the Registrant  /X/

     Filed by a Party other than the Registrant  / /
     Check the appropriate box:

     / /  Preliminary Proxy Statement     / /     Confidential, for Use of the
                                                  Commission Only (as permitted
                                                  by Rule 14a-6(e)(2)
     /X/  Definitive Proxy Statement
     / /  Definitive Additional Materials
     / /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                   THE GALAXY FUND
--------------------------------------------------------------------------------
                   (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     /X/  No fee required.

     / /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
          0-11.
     (1)  Title of each class of securities to which transaction applies:


--------------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5)  Total fee paid:

--------------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     / /    Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

--------------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3)  Filing Party:

--------------------------------------------------------------------------------

     (4)  Date Filed:

                                THE GALAXY FUND


                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        OF THE INTERNATIONAL EQUITY FUND

                            ------------------------


                                                                  August 7, 1998


To the Shareholders of the
International Equity Fund of
  The Galaxy Fund

    A Special Meeting of Shareholders of the International Equity Fund (the "Fund") of The Galaxy Fund (the "Trust") will be held on September 25, 1998, at 10:00 a.m. Eastern Time, at the offices of First Data Investor Services Group, Inc., 4400 Computer Drive, Westboro, Massachusetts 01581-5108, for the purpose of considering and voting upon:

    (1) A proposal to approve a new sub-advisory agreement between Fleet Investment Advisors Inc. ("Fleet") and Oechsle International Advisors, LLC with respect to the Fund, the terms of which are substantially identical to the terms of the current sub-advisory agreement between Fleet and Oechsle International Advisors, L.P.; and

    (2) The transaction of such other business as may properly come before the meeting or any adjournment thereof.

    The proposal referred to above is discussed in the Proxy Statement attached to this Notice. Each shareholder is invited to attend the Special Meeting of Shareholders in person. Shareholders of record at the close of business on July 31, 1998 have the right to vote at the meeting. If you cannot be present at the meeting, we urge you to fill in, sign and promptly return the enclosed proxy in order that the meeting can be held and a maximum number of shares may be voted.

                                 W. BRUCE McCONNEL, III
                                 SECRETARY

                      WE NEED YOUR PROXY VOTE IMMEDIATELY

    A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE SPECIAL MEETING OF SHAREHOLDERS OF THE TRUST'S INTERNATIONAL EQUITY FUND SCHEDULED FOR SEPTEMBER 25, 1998 WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A MAJORITY OF THE SHARES ELIGIBLE TO VOTE ARE REPRESENTED. IN THAT EVENT, THE TRUST WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL IN ALLOWING THE TRUST TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY.

                                THE GALAXY FUND
                              4400 COMPUTER DRIVE
                       WESTBORO, MASSACHUSETTS 01581-5108


                                PROXY STATEMENT

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of The Galaxy Fund (the "Trust") for use at a Special Meeting of Shareholders of the Trust's International Equity Fund (the "Fund") to be held at the offices of the Trust's administrator and transfer agent, First Data Investor Services Group, Inc., 4400 Computer Drive, Westboro, Massachusetts 01581-5108, on September 25, 1998 at 10:00 a.m. Eastern Time (such meeting and any adjournments thereof referred to as the "Meeting").


    It is expected that the solicitation of proxies will be primarily by mail. In connection with the solicitation, the Trust's service contractors have retained Proxy Advantage, a division of First Data Investor Services Group, Inc., to assist in the solicitation of proxies by mail and to tabulate votes returned at an estimated cost of $24,000 plus out-of-pocket expenses. The Trust's officers and service contractors may also solicit proxies by telephone, facsimile or personal interview.



    Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Trust a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person. This Proxy Statement and the enclosed Proxy are expected to be distributed to shareholders on or about August 12, 1998.


    A proxy is enclosed with respect to the shares you own in the Fund. If the proxy is executed properly and returned, the shares represented by it will be voted at the Meeting in accordance with the instructions thereon. Each full share is entitled to one vote and each fractional share to a proportionate fractional vote. If you do not expect to be present at the Meeting and wish your shares to be voted, please complete the enclosed proxy and mail it in the enclosed reply envelope.

    THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT DESCRIBED IN THIS PROXY STATEMENT.

                                  INTRODUCTION

    Oechsle International Advisors, L.P. ("Oechsle LP") currently acts as sub-adviser to the Fund pursuant to a sub-advisory agreement dated August 12, 1996 (the "Current Agreement") between Fleet Investment Advisors Inc. ("Fleet") and Oechsle LP. It is proposed that a new sub-advisory agreement

(the "New Agreement") be entered into effective at the time of the reorganization and recapitalization of Oechsle LP that is described below (the "Transaction"). The New Agreement will be substantially identical to the Current Agreement, except that (1) the New Agreement will be dated as of the date of the Transaction and (2) Oechsle International Advisors, LLC ("Oechsle LLC"), rather than Oechsle LP, will be a party to the New Agreement. Effective at the time of the Transaction, Oechsle LP is being reorganized into Oechsle LLC, and thereafter Oechsle LLC will conduct the business that Oechsle LP conducted prior to that time. Oechsle LP and Oechsle LLC are sometimes collectively referred to below as "Oechsle."

    The New Agreement is being proposed because, under the Investment Company Act of 1940 (the "1940 Act"), the Transaction could be regarded as involving an "assignment" of the Current Agreement. The 1940 Act generally provides that an investment advisory or sub-advisory agreement relating to a mutual fund automatically terminates upon its "assignment." The New Agreement is being proposed in order to ensure that Oechsle LLC can act as the Fund's sub-adviser beginning at the time of the Transaction.


    THE NEW AGREEMENT AND THE TRANSACTION WILL NOT RESULT IN ANY CHANGES IN THE SCOPE OF THE SERVICES RECEIVED BY THE FUND, THE PORTFOLIO MANAGEMENT STAFF AT OECHSLE THAT IS INVOLVED IN MANAGING THE FUND'S PORTFOLIO, THE FUND'S ADVISORY OR SUB-ADVISORY FEE RATES OR ANY OTHER EXPENSES PAID BY THE FUND. All costs associated with this Proxy Statement and the solicitation of shareholder votes are being paid by Oechsle.


    CURRENT STRUCTURE OF OECHSLE. Oechsle LP is a Delaware limited partnership. Its sole general partner is Oechsle Group, L.P., a Delaware limited partnership ("Group LP"). Walter Oechsle, as Managing General Partner of Group LP, is the chief executive officer of Oechsle LP and Group LP. In addition to Mr. Oechsle, the following persons are general partners of Group LP: S. Dewey Keesler, Jr.,
L. Sean Roche, Stephen P. Langer, Steven H. Schaefer, Warren Walker and Andrew
S. Parlin. The principal occupation of all of the general partners of Group LP is a partner of Group LP and officer of Oechsle LP. The address of Oechsle LP, Group LP and each general partner of Group LP is One International Place, Boston, Massachusetts 02110.

    Dresdner Asset Management (U.S.A.) Corporation ("DAMCO") currently owns a majority limited partnership interest in Oechsle LP. DAMCO is a wholly-owned subsidiary of Dresdner Bank AG. DAMCO's address is 75 Wall Street, New York, New York 10005. The address of Dresdner Bank AG is Jurgen-Ponto-Platz 1 60301, Frankfurt am Main, Germany.


    CERTAIN OWNERSHIP CHANGES EFFECTED BY THE TRANSACTION. As part of the Transaction, Oechsle LP will be reorganized into Oechsle LLC, which will thereafter conduct the business that Oechsle LP conducted prior to that time.

Also as part of the Transaction, (1) the seven general partners of Group LP will approximately double their current collective ownership interest in Oechsle, (2) Dresdner Bank AG will sell the stock of DAMCO to Fleet Financial Group, Inc., which will thereafter hold approximately a 35% (on a fully diluted basis) interest in Oechsle, which will not constitute voting securities, and Dresdner will no longer hold any interest in Oechsle.


    STRUCTURE FOLLOWING THE TRANSACTION. Oechsle LLC is a Delaware limited liability company. Its Member Manager will be Oechsle Group, LLC, a Delaware limited liability company ("Group LLC") which will own approximately a 44% (on a fully diluted basis) interest in Oechsle LLC. The seven current general partners of Group LP will collectively own approximately an 89% interest in Group LLC. The management, policies and control of Oechsle LLC will, subject to certain limitations, be vested exclusively in Group LLC. Day-to-day management of Oechsle LLC will be exercised by the Management Committee of Group LLC, which will consist of Messrs. Keesler, Roche, Langer, Walker and Parlin.


    The address of Oechsle LLC and Group LLC is One International Place, Boston, Massachusetts 02110. The address of Fleet Financial Group, Inc. is One Federal Street, Boston, Massachusetts 02110.

    OTHER. Consummation of the Transaction is subject to the satisfaction of a number of conditions. It is currently expected that the Transaction will be effected on or about October 1, 1998.

    A copy of the New Agreement is attached to this Proxy Statement as Exhibit
A. The description of the New Agreement that follows is qualified in its entirety by Exhibit A.

    If the New Agreement is approved by shareholders at the Meeting, (1) Fleet, which is an indirect wholly-owned subsidiary of Fleet Financial Group, Inc. and has principal offices located at 75 State Street, Boston, Massachusetts 02109, will continue to serve as the Fund's investment adviser under its existing advisory agreement dated as of May 19, 1994, and (2) Oechsle LLC will replace Oechsle LP as the Fund's sub-adviser upon consummation of the Transaction.

                        DESCRIPTION OF THE NEW AGREEMENT

    TERMS AND FEES. As previously noted, the terms and conditions of the New Agreement with Oechsle LLC are substantially identical to those in the Current Agreement, except that (1) the New Agreement will be dated as of the date of the Transaction and (2) Oechsle LLC, rather than Oechsle LP, will be a party to the New Agreement.

    As investment adviser, Fleet has agreed, subject to the general supervision of the Trust's Board of Trustees and in accordance with the Fund's investment objective and policies, either directly or through a sub-adviser, to provide a continuous investment program for the Fund, including investment research and management with respect to all securities and investments and cash equivalents in the Fund.

    The New Agreement provides that, subject to the general supervision of the Trust's Board of Trustees, Oechsle LLC will assist Fleet in providing a continuous investment program for the Fund in accordance with the Fund's investment objective, policies and restrictions. In the New Agreement, Oechsle LLC agrees that it will, among other things, (i) prepare, subject to Fleet's approval, lists of foreign countries for investment by the Fund and determine from time to time what securities and other investments will be purchased, retained or sold for the Fund, including, with the assistance of Fleet, the Fund's investments in futures and forward currency contracts; (ii) manage in consultation with Fleet the Fund's temporary investments in securities; (iii) place orders for the Fund either directly with the issuer or with any broker or dealer; (iv) manage the Fund's overall cash position, and determine from time to time what portion of the Fund's assets will be held in different currencies; (v) provide Fleet with foreign broker research, a quarterly review of international economic and investment developments, and occasional "White Papers" on international investment issues; (vi) attend regular business and investment-related meetings with the Trust's Board of Trustees and Fleet if requested to do so by the Trust and/or Fleet; and (vii) maintain books and records with respect to the securities transactions for the Fund, furnish to Fleet and the Trust's Board of Trustees such periodic and special reports as they may request with respect to the Fund, and provide in advance to Fleet all reports to the Board of Trustees for examination and review within a reasonable time prior to Trust Board meetings.


    THERE WILL BE NO CHANGE IN THE ADVISORY FEES PAYABLE BY THE FUND TO FLEET NOR IN THE SUB-ADVISORY FEES PAYABLE BY FLEET TO THE FUND'S SUB-ADVISER AS A RESULT OF APPROVAL OF THE NEW AGREEMENT. The annual advisory fee rate payable by the Fund to Fleet is 1.15% of the first $50 million of the Fund's average daily net assets, plus .95% of the next $50 million of such assets, plus .85% of net assets in excess of $100 million, computed daily and payable monthly. Under both the Current Agreement and the New Agreement, the annual sub-advisory fee rate payable by Fleet to the Fund's sub-adviser is .40% of the first $50 million of the Fund's average daily net assets, plus .35% of all net assets in excess of $50 million, computed daily and payable quarterly. The sub-advisory fees payable by Fleet to the Fund's sub-adviser under both the Current Agreement and New Agreement are the responsibility of Fleet and do not represent an additional charge to the Fund.

    The aggregate investment advisory and sub-advisory fees (net of waivers and/or expense reimbursements by Fleet) paid with respect to the Fund for the fiscal year ended October 31, 1997 were $1,844,037 and $979,810, respectively, and the corresponding effective rates of the advisory and sub-advisory fees (net of waivers and/or expense reimbursements by Fleet) paid with respect to the Fund during the fiscal year ended October 31, 1997 were 0.68% and 0.36%, respectively, of the Fund's average daily net assets. Fleet is under no obligation to waive advisory fees; however, Fleet has informed the Trust that it expects to waive fees during the current fiscal year as necessary to maintain the Fund's advisory fees at an effective annual rate which is at least the same as, if not lower than, the effective annual rate for the previous year.


    The New Agreement provides that Oechsle LLC will pay all expenses incurred by it in connection with its activities under the New Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund.


    Under the New Agreement, in executing portfolio transactions and selecting brokers or dealers, Oechsle LLC is obligated to use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, Oechsle LLC shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, Oechsle LLC may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which Oechsle LLC or any affiliate of Oechsle LLC exercises investment discretion. Oechsle LLC is authorized, subject to the prior approval of Galaxy's Board of Trustees, to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, Oechsle LLC determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer-- viewed in terms of that particular transaction or in terms of the overall responsibilities of Oechsle LLC to the Fund and to the Trust.


    Investment decisions for the Fund will be made by Oechsle LLC independently from those for any other investment companies and accounts advised or managed by Oechsle LLC. The Fund and such other investment companies and accounts may, however, invest in the same securities. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and/or another investment company or account, the transaction will be averaged as to price, and available investments will be allocated as to amount, in a manner which Oechsle LLC believes to be equitable to the Fund and such other investment company or account. While in some cases this practice may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund, in other cases it may be beneficial to the Fund. To the extent permitted by law, Oechsle LLC may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in order to obtain best execution.

    The New Agreement further provides that, except to the extent permitted by the Securities and Exchange Commission ("SEC") or by applicable law, portfolio securities will not be purchased from or sold to Fleet, Oechsle LLC, the Fund's distributor, or any "affiliated person" of either the Trust, Fleet, Oechsle LLC or the Fund's distributor.

    The New Agreement provides that Oechsle LLC shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or Fleet in connection with its performance under the New Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Oechsle LLC in the performance of its duties or from reckless disregard by it of its obligations and duties under the New Agreement.

    If approved by shareholders of the Fund in accordance with the requirements of the 1940 Act, it is expected that the New Agreement will become effective on the date of the consummation of the Transaction, and will thereafter continue in effect until August 10, 1999. Thereafter, if not terminated, the New Agreement would continue in effect for successive twelve-month periods, provided that such continuance is approved at least annually (i) by the vote of a majority of those members of the Board of Trustees who are not parties to the New Agreement or "interested parties" (as that term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board of Trustees or by the vote of a majority of the outstanding shares of the Fund.

    The New Agreement provides that it is terminable at any time, without the payment of any penalty, by Fleet or by the Trust (by the Trust's Board of Trustees or by the vote of a majority of the outstanding shares of the Fund) on 60 days' written notice to Oechsle LLC. Similarly, the New Agreement provides that Oechsle LLC may terminate the New Agreement at any time, without the payment of any penalty, upon 90 days' written notice to the Trust and Fleet. The New Agreement will automatically terminate in the event of its assignment or upon the termination of the advisory agreement between Fleet and the Trust with respect to the Fund.

    The New Agreement also provides that it may not be amended without the approval of the shareholders of the Fund.

    EVALUATION BY THE BOARD OF TRUSTEES OF THE TRUST. The New Agreement was approved by a majority of the Trust's Board of Trustees and by a majority of those members of the Board of Trustees who were not "interested persons" (as that term is defined in the 1940 Act) of any party to the New Agreement at a meeting held on May 28, 1998. In considering whether to approve the New Agreement and to submit the New Agreement to shareholders of the Fund for their approval, the Board of Trustees considered the following factors: (a) Oechsle LLC's representations that it would provide investment advisory and other services to the Fund of a scope and quality at least equivalent, in the Board's judgment, to the scope and quality of services currently provided to the Fund;
(b) the performance of the Fund since Oechsle LP was appointed sub-adviser; (c) the terms and conditions contained in the New Agreement, that are substantially identical to those in the Current Agreement; (d) Oechsle LLC's willingness to share economies of scale with the Fund's shareholders as evidenced by the breakpoints in its fee schedule; (e) the fees and expense ratios of comparable mutual funds; (f) Oechsle LLC's representation that the persons responsible for the investment policies of Oechsle LLC will be the same persons who currently direct Oechsle LP's investment policies; and (g) the benefits which Oechsle LLC may derive from the New Agreement, including receipt of investment research and information in return for allocating portfolio brokerage. Based on the foregoing factors, each of which was considered material and of equal importance by the Trust's Board of Trustees, the Trustees concluded that approval of the New Agreement was in the best interests of the Fund and its shareholders.

    Bradford S. Wellman, a member of the Trust's Board of Trustees, and certain members of his immediate family own shares of Fleet Financial Group, Inc., the ultimate parent of Fleet.

    VOTING PROCEDURES. The approval of the New Agreement requires the affirmative vote of the holders of a "majority of the outstanding shares" of the Fund (as defined by the 1940 Act), which means the lesser of (i) the holders of 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund.

    If the New Agreement is approved, then the Fund's Current Agreement will terminate upon consummation of the Transaction and Oechsle LLC will serve as the Fund's sub-adviser under the New Agreement. If the New Agreement is not approved by the shareholders of the Fund, Fleet will consider other alternatives, including the possible recommendation of another sub-adviser.

    THE TRUST'S BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE NEW AGREEMENT

                               VOTING INFORMATION


    RECORD DATE. Only shareholders of record at the close of business on July 31, 1998 will be entitled to vote at the Meeting. On that date, there were 19,561,174.715 Class G-Special Series 1 shares (Trust Shares) and 3,969,120.485 Class G-Special Series 2 shares (Retail A Shares) of the Fund outstanding and entitled to be voted at the Meeting. All shares of the Fund will vote in the aggregate and not by class at the Meeting.


    QUORUM. A quorum is constituted with respect to the Fund by the presence in person or by proxy of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions, but not broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power), will be treated as shares that are present at the Meeting but which have not been voted. Abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval of the New Agreement.


    In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve the proposal are not received, the persons named as proxies, or their substitutes, may propose one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such adjournments, and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment.



    OTHER SHAREHOLDER INFORMATION. At the record date for the Meeting, affiliates of Fleet held of record approximately 83.1% of the outstanding shares of the Fund as trustee, agent or custodian for their respective customers. The agreements with these affiliates of Fleet governing the accounts of beneficial owners of shares of the Fund generally provide the affiliates with discretion to vote all shares held by them of record. The affiliates of Fleet intend to exercise this discretion and to vote shares of the Fund held by them "FOR" the approval of the New Agreement. At that date, the name, address and share ownership of each person who may have possessed sole or shared voting or investment power with respect to 5% or more of the outstanding shares of the Fund's share classes were as follows:


                                                      CLASS     PERCENTAGE     PERCENTAGE
                                                    OF SHARES    OF CLASS        OF FUND
NAME & ADDRESS                                        OWNED        OWNED      SHARES OWNED
-------------------------------------------------  -----------  -----------  ---------------
Norstar Trust Company                                    Trust      44.21%         36.85%
Gales & Co.                                             Shares
Attn: Julie Hogestyn
One East Avenue
Rochester, NY 14638

Norstar Trust Company                                    Trust      41.29%         34.42%
Gales & Co.                                             Shares
Attn: Julie Hogestyn
One East Avenue
Rochester, NY 14638

Norstar Trust Company                                    Trust      12.61%         10.52%
Gales & Co.                                             Shares
Funds Control
Attn: Julie Hoegestyn
One East Avenue
Rochester, NY 14638

FFG International Equity Fund                            Trust      14.80%         12.30%
c/o Norstar Trust Co.                                   Shares
Gales & Co.
159 East Main
Rochester, NY 14638

Fleet Savings Plus-International Equity                  Trust      10.09%          8.39%
c/o Norstar Trust Co.                                   Shares
Gales & Co.
159 East Main
Rochester, NY 14638


    As of the record date, the trustees and officers of the Trust as a group, owned less than 1% of the outstanding shares of the Fund.

                             ADDITIONAL INFORMATION

    OECHSLE. Oechsle also serves as sub-adviser to the following registered investment companies, which have investment objectives similar to the Fund. These investment companies, their approximate net assets (at March 31,

1998), and the annual sub-advisory fees payable by these investment companies to Oechsle are as follows:


                                           APPROXIMATE               ANNUAL
NAME OF                                        NET                    FEE
INVESTMENT COMPANY                           ASSETS                   RATE
----------------------------------------  -------------  ------------------------------
The AAL Variable Product International    $ 11,000,000   .54% of the first $20,000,000;
Stock Portfolio, a portfolio Fund of The                 .45% of the next $30,000,000;
AAL Variable Product Series                              and .36% of assets in excess
                                                         of $50,000,000

The Jamestown International Equity Fund,  $ 42,000,000   .50% of average daily net
a series of the Williamsburg Investment                  assets
Trust

The MMA Praxis International Fund, a      $ 22,000,000   .50% of average daily net
series portfolio of the MMA Praxis                       assets
Mutual Fund

International Fund, a portfolio of Frank  $209,000,000   .40% of the first $50,000,000;
Russell Investment Company (EFFECTIVE                    .35% of the next $600,000,000;
JULY 1, 1998)                                            and .30% of assets in excess
                                                         of $650,000,000

International Securities Fund, a          $178,000,000   .40% of the first $50,000,000;
portfolio of Frank Russell Investment                    .35% of next $600,000,000; and
Company (EFFECTIVE JULY 1, 1998)                         .30% of assets in excess of
                                                         $650,000,000

International Equity Investments, a       $626,000,000   .40% of average daily net
portfolio of Consulting Group Capital                    assets
Markets Funds, Ltd. (a Smith Barney
managed fund)



    PAYMENTS TO AFFILIATES. Affiliates of Fleet are entitled to receive fees under the Trust's Shareholder Services Plan (the "Plan") with respect to the Fund's Retail A Shares at the maximum annual rate of .50% of the average daily net asset value of Retail A Shares of the Fund beneficially owned by customers of certain institutions, including affiliates of Fleet. These fees are for shareholder liaison and/or shareholder administrative support services provided by such institutions to the beneficial owners of Retail A Shares of the Fund. The Trust is currently limiting payments under the Plan, however, to an aggregate annual fee of not more than .30% of the average daily net asset value of Retail A Shares beneficially owned by customers of such institutions. For the fiscal year ended October 31, 1997, affiliates of Fleet received $102,465 in fees under the Plan with respect to Retail A Shares of the Fund. It is expected that affiliates of Fleet will continue to provide services under the Plan after the Meeting.


    In addition, Fleet Bank, an affiliate of Fleet, is entitled to receive an annual per account fee of $21 for performing certain sub-accounting and administrative functions with respect to Trust Shares of the Fund held by defined contribution plans. Fleet Bank is compensated by First Data Investor Services Group, Inc. ("Investor Services Group"), the Trust's administrator and transfer agent, for such services and in connection therewith, the transfer agency fees payable by Trust Shares of the Fund have been increased by an amount equal to these fees. For the fiscal year ended October 31, 1997, Fleet Bank received $197,191 from Investor Services Group for services performed on behalf of defined contribution plans holding Trust Shares of the Fund. It is expected that Fleet Bank will continue to provide such services after the Meeting.

    CURRENT AGREEMENT. The Current Agreement was approved by the Fund's public shareholders on August 9, 1996 in connection with the appointment of Oechsle LP as the Fund's sub-adviser and was last approved by the Trust's Board of Trustees on May 28, 1998.

    ADMINISTRATOR AND DISTRIBUTOR. Investor Services Group serves as the Fund's administrator. First Data Distributors, Inc. (the "Distributor") serves as the exclusive distributor of the shares of the Trust. The Distributor is a wholly-owned subsidiary of Investor Services Group. The principal offices of Investor Services Group and the Distributor are located at 4400 Computer Drive, Westboro, Massachusetts 01581-5108.

                                 OTHER MATTERS


    The Trust does not intend to hold Annual Meetings of Shareholders except to the extent that such meetings may be required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the Proxy Statement for a subsequent shareholders meeting should send their written proposals to the Trust at its principal office within a reasonable time before such meeting.


    No business other than the matter described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Fund.


    Dated: August 7, 1998

      -------------------------------------------------------------------

    SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

    THE TRUST WILL FURNISH, WITHOUT CHARGE, COPIES OF THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS DATED OCTOBER 31, 1997 AND APRIL 30, 1998, RESPECTIVELY, TO ANY SHAREHOLDER UPON REQUEST. THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS MAY BE OBTAINED FROM THE TRUST BY WRITING TO THE TRUST AT 4400 COMPUTER DRIVE, WESTBORO, MASSACHUSETTS 01581-5108 OR BY CALLING 1-800-628-0414.

                                   EXHIBIT A

                                THE GALAXY FUND
                             SUB-ADVISORY AGREEMENT

                           INTERNATIONAL EQUITY FUND


    AGREEMENT made as of             , 1998 between FLEET INVESTMENT ADVISORS
INC., a New York corporation (the "Adviser"), and OECHSLE INTERNATIONAL ADVISORS, LLC, a Delaware limited liability company ("Oechsle").



    WHEREAS, The Galaxy Fund ("Galaxy") is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");



    WHEREAS, the Adviser has been appointed investment adviser to Galaxy's International Equity Fund (the "Fund");



    WHEREAS, the Adviser previously has retained Oechsle International Advisors, L.P. ("Oechsle L.P.") to assist it in the provision of a continuous investment program for the Fund and Oechsle L.P. currently is providing such assistance pursuant to a Sub-Advisory Agreement dated as of August 12, 1996;



    WHEREAS, Oechsle L.P. is this day recapitalizing and reorganizing into Oechsle (the "Transaction"); and



    WHEREAS, the Adviser desires to retain Oechsle to assist it in the provision of a continuous investment program for the Fund following the Transaction, and Oechsle is willing to do so;



    NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:


    1. Appointment. The Adviser hereby appoints Oechsle to act as sub-adviser to the Fund as permitted by the Adviser's Advisory Agreement with Galaxy pertaining to the Fund. Intending to be legally bound, Oechsle accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

    2. Sub-Advisory Services. Subject to the supervision of Galaxy's Board of Trustees, Oechsle will assist the Adviser in providing a continuous investment program for the Fund, including research and management with respect to all securities and investments and cash equivalents in the Fund. Oechsle will provide services under this Agreement in accordance with the Fund's investment objective, policies and restrictions as stated in the Fund's prospectuses and statement of additional information and resolutions of Galaxy's Board of Trustees applicable to the Fund.

    Without limiting the generality of the foregoing, Oechsle further agrees that it will:

        (a) prepare, subject to the Adviser's approval, lists of foreign countries for investment by the Fund and determine from time to time what securities and other investments will be purchased, retained or sold for the Fund, including, with the assistance of the Adviser, the Fund's investments in futures and forward currency contracts;

        (b) manage in consultation with the Adviser the Fund's temporary investments in securities;

        (c) place orders for the Fund either directly with the issuer or with any broker or dealer;

        (d) manage the Fund's overall cash position, and determine from time to time what portion of the Fund's assets will be held in different currencies;

        (e) provide the Adviser with foreign broker research, a quarterly review of international economic and investment developments, and occasional "White Papers" on international investment issues;

        (f) attend regular business and investment-related meetings with Galaxy's Board of Trustees and the Adviser if requested to do so by Galaxy and/or the Adviser; and

        (g) maintain books and records with respect to the securities transactions for the Fund, furnish to the Adviser and Galaxy's Board of Trustees such periodic and special reports as they may request with respect to the Fund, and provide in advance to the Adviser all reports to the Board of Trustees for examination and review within a reasonable time prior to Galaxy Board meetings.


    3. Covenants By Sub-Adviser. Oechsle agrees with respect to the services provided to the Fund that it:


        (a) will conform with all Rules and Regulations of the Securities and Exchange Commission ("SEC") applicable to it;

        (b) will use the same skill and care in providing such services as it uses in providing services to other investment companies;

        (c) will telecopy trade information to the Adviser on the first business day following the day of the trade and cause broker confirmations to be sent directly to the Adviser. In executing portfolio transactions and selecting brokers or dealers, Oechsle will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, Oechsle shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, Oechsle may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which Oechsle or any affiliate of Oechsle exercises investment discretion. Oechsle is authorized, subject to the prior approval of Galaxy's Board of Trustees, to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, Oechsle determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer--viewed in terms of that particular transaction or in terms of the overall responsibilities of Oechsle to the Fund and to Galaxy.

        Except to the extent permitted by the SEC or by applicable law, portfolio securities will not be purchased from or sold to the Adviser, Oechsle, the Fund's distributor (the "Distributor"), or any affiliated person of either Galaxy, the Adviser, Oechsle, or the Distributor.


        (d) will treat confidentially and as proprietary information of Galaxy all records and other information relative to the Fund and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by Galaxy, which approval shall not be unreasonably withheld and may not be withheld and will be deemed granted where Oechsle may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by Galaxy);



        (e) will notify Galaxy of any change in its membership within a reasonable time after such change.



    4. Services Not Exclusive. (a) The services furnished by Oechsle hereunder are deemed not to be exclusive, and nothing in this Agreement shall (i) prevent Oechsle or any affiliated person (as defined in the 1940 Act) of

Oechsle from acting as investment adviser or manager for any other person or persons, including other management investment companies with investment objectives and policies the same as or similar to those of the Fund or (ii) limit or restrict Oechsle or any such affiliated person from buying, selling or trading any securities or other investments (including any securities or other investments which the Fund is eligible to buy) for its or their own accounts or for the accounts of others for whom it or they may be acting; PROVIDED, HOWEVER, that Oechsle agrees that it will not undertake any activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under this Agreement.

    (b) Nothing contained herein, however, shall prohibit Oechsle from advertising or soliciting the public generally with respect to other products or services, regardless of whether such advertisement or solicitation may include prior, present or potential shareholders of Galaxy.

    5. Portfolio Transactions. Investment decisions for the Fund shall be made by Oechsle independently from those for any other investment companies and accounts advised or managed by Oechsle. The Fund and such investment companies and accounts may, however, invest in the same securities. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and/or another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Oechsle believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, Oechsle may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in order to obtain best execution.

    6. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, Oechsle hereby agrees that all records which it maintains for Galaxy are the property of Galaxy and further agrees to surrender promptly to Galaxy any of such records upon Galaxy's request. Oechsle further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

    7. Expenses. During the term of this Agreement, Oechsle will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund.

    8. Compensation. For the services provided and the expenses assumed with respect to the Fund pursuant to this Agreement, the Adviser will pay Oechsle and Oechsle will accept as full compensation therefor fees, computed daily and paid quarterly, at the annual rate of .40% of the first $50 million of the Fund's average daily net assets, plus .35% of average daily net assets in excess of $50 million.

    9. Limitation of Liability of Oechsle. Oechsle shall not be liable for any error of judgment or mistake of law or for any loss suffered by Galaxy or the Adviser, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Oechsle in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement.

    10. Reference to Oechsle. Neither the Adviser nor any affiliate or agent of it shall make reference to or use the name of Oechsle or any of its affiliates, or any of their clients, except references concerning the identify of and services provided by Oechsle to the Fund, which references shall not differ in substance from those included in the current registration statement pertaining to the Fund, this Agreement and the Advisory Agreement between the Adviser and Galaxy with respect to the Fund, in any advertising or promotional materials without the prior approval of Oechsle, which approval shall not be unreasonably withheld or delayed. The Adviser hereby agrees to make all reasonable efforts to cause Galaxy and any affiliate thereof to satisfy the foregoing obligation.


    11. Duration and Termination. This Agreement shall become effective on the date of the consummation of the Transaction, provided that the shareholders of the Fund have previously approved the Agreement in accordance with the requirements of the 1940 Act. Unless sooner terminated as provided herein, this Agreement shall continue in effect until August 10, 1999. Thereafter, if not terminated, this Agreement shall continue in effect for successive twelve-month periods ending on August 10, PROVIDED such continuance is specifically approved at least annually (a) by the vote of a majority of those members of Galaxy's Board of Trustees who are not parties to this Agreement, or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by Galaxy's Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund. Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by the Adviser or by Galaxy (by Galaxy's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund) on 60 days' written notice to Oechsle (which notice may be waived by the party entitled to receive the same) and will automatically terminate upon the termination of the Advisory Agreement between the Adviser and Galaxy with respect to the Fund. This Agreement may be terminated by Oechsle at any time, without payment of any penalty, on 90 days' written notice to Galaxy and the Adviser (which notice may be waived by the party entitled to receive the same). This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meanings as such terms in the 1940 Act.)


    12. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective with respect to the Fund until approved by the vote of a majority of the outstanding voting securities of the Fund.


    13. Notice. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

To Oechsle at:

    One International Place
    Boston, MA 02110
    Attention: Stephen J. Butters

With a copy to:

    Christopher P. Harvey, Esq.
    Hale and Dorr
    60 State Street
    Boston, MA 02109

To the Adviser at:

    75 State Street
    Boston, MA 02109
    Attention: Thomas O'Neill

To Galaxy at:

    4400 Computer Drive
    Westboro, MA 01581

With a copy to:

    W. Bruce McConnel, III, Esq.
    Drinker Biddle & Reath LLP
    1345 Chestnut Street
    Philadelphia, PA 19107

    14. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

    This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by New York law.

    15. Names. The names "The Galaxy Fund" and "Trustees of The Galaxy Fund" refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated March 31, 1986 which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and the principal office of the Trust. The obligations of "The Galaxy Fund" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, or representatives of Galaxy personally, but bind only the property of Galaxy, and all persons dealing with any class of shares of Galaxy must look solely to the property of Galaxy belonging to such class for the enforcement of any claims against Galaxy.


    IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


                        FLEET INVESTMENT ADVISORS INC.

                        By: ____________________________________________________

                        OECHSLE INTERNATIONAL
                          ADVISORS, LLC

                        By: Oechsle Group, LLC,
                           Managing Member

                        By: ____________________________________________________

                                   THE GALAXY FUND



       THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE GALAXY FUND (THE "TRUST") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS OF THE TRUST'S INTERNATIONAL EQUITY FUND (THE "FUND") TO BE HELD ON SEPTEMBER 25, 1998, AT 10:00 A.M. EASTERN TIME, AT THE OFFICES OF FIRST DATA INVESTOR SERVICES GROUP, INC., 4400 COMPUTER DRIVE, WESTBORO, MASSACHUSETTS 01581-5108.

       THE UNDERSIGNED HEREBY APPOINTS JYLANNE DUNNE, WILLIAM GREILICH AND CHRISTINE P. RITCH, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF BENEFICIAL INTEREST REPRESENTING INTERESTS IN THE FUND HELD OF RECORD BY THE UNDERSIGNED ON JULY 31, 1998, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTER AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:



(1) Proposal to approve a new sub-advisory agreement between Fleet Investment Advisors Inc. ("Fleet") and Oechsle International Advisors, LLC with respect to the Fund, the terms of which are substantially identical to the terms of the current sub-advisory agreement between Fleet and Oechsle International Advisors, L.P.



               / /FOR         / /AGAINST          / /ABSTAIN


(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.



_____________________________________       ____________________________________
SIGNATURE                   DATE            SIGNATURE (JOINT OWNERS)      (DATE)